Hartford Leaders Vision

Separate Account Seven

Hartford Life and Annuity Insurance Company

File No. 333-95785

Supplement Dated May 3, 2007 to the Prospectus Dated May 1, 2007

The following fund information for the Franklin Global Real Estate Securities Fund was inadvertently omitted from the prospectus.  It should be alphabetically added to the table under “The Funds” under the heading for Franklin Templeton Variable Insurance Products Trust:

Funding Option	Investment Objective	Investment Adviser/Sub-adviser
Franklin Global Real Estate Securities Fund - Class 2††	Capital appreciation with current income as a secondary goal	Franklin Advisory Services, LLC

††            Closed to Contracts issued on or after May 2, 2002.  Formerly Franklin Real Estate Fund – Class 2.

This supplement should be retained with the prospectus for future reference.

HV-6111